UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Institutional Large-Cap Core Growth Fund	June 30, 2016

Highlights

●	In a volatile six-month period for the financial markets, large-cap growth stocks significantly underperformed large-cap value shares.
●	The Institutional Large-Cap Core Growth Fund returned -5.66% in the first half of the year and underperformed our market benchmarks.
●

The portfolio is focused on holding high-quality growth stocks, but stock selection and our overweight allocations to the health care, consumer discretionary, and information technology sectors hurt our comparison with the S&P 500 Index.

●	We believe that our holdings are high-quality, large-cap growth companies with durable growth prospects that should perform well over time.

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Core Growth Fund

Dear Investor

Global equity markets were quite volatile in the first six months of 2016, punctuated by a downdraft in late June resulting from the Brexit vote. Considering the many challenges facing investors, stock market performance was resilient. However, growth stocks underperformed both value stocks and the S&P 500 Index in the first half. After several years of strong performance, our results in the latest six months lagged the relevant benchmarks by substantial margins. Several large holdings in the health care, industrials and business services, consumer discretionary, and technology sectors were meaningful detractors.

Performance Review

The Institutional Large-Cap Core Growth Fund returned -5.66% for the six months ended June 30, 2016, under-performing the benchmark S&P 500 Index, the Lipper peer group, and the style-specific Russell 1000 Growth Index. Despite the poor performance in the last six months, your fund has performed well over the longer-term time frames. As shown in the Growth of $1 Million chart on page 9, the fund significantly outpaced the S&P 500 Index and the Lipper Large-Cap Growth Funds Index for the 10-year period ended June 30, 2016.

Your fund also continued to compare favorably with its competitors. Lipper ranked the Institutional Large-Cap Core Growth Fund in the top quintile of its large-cap growth funds universe for the 3-, 5-, and 10-year periods ended June 30, 2016. (Based on cumulative total return, Lipper ranked the Institutional Large-Cap Core Growth Fund 332 of 678, 101 of 621, 35 of 547, and 57 of 395 funds in the large-cap growth funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2016, respectively. Past performance cannot guarantee future results.)

Recent volatility in global financial markets reinforces our view that some longstanding challenges and newly emergent risks are weighing on equity markets. Investors have been quite concerned about the breadth and sustainability of growth in the global economy. The sharp decline in oil and other commodity prices has helped consumers but created some stress for energy producers and related industries, although energy prices have rebounded to a degree. However, manufacturing and certain commodity-related industrial businesses continue to struggle, and overall growth in gross domestic product (GDP) and personal incomes has been lackluster.

Many global economies, including emerging markets, have slowed. China’s economy is transitioning from a manufacturing and export-based economy to one that emphasizes services and domestic consumption. However, the transition cannot be managed seamlessly and has led to dislocation in certain areas of the economy. Brazil’s economy has struggled, and there is significant political unrest in several Latin American countries. Unfortunately, it appears that the Zika virus will dampen travel to the Olympics being held in Brazil this year and may have a negative effect on travel in general.

Geopolitical risks have also become so substantial that they constitute a more important risk factor for global financial markets. The tragic terrorist actions in Paris underscore that terrorism can create significant economic disruption in addition to the regrettable loss of life and property damage being inflicted. The mass shootings in Orlando and the recent shootings of several police officers in Texas as well as ISIS actions throughout the world are indicative of an especially unsettled time.

We recognize that the recent the UK vote to exit the European Union (Brexit) constitutes greater uncertainty for global growth, and there are some indications that the risk of a recession has increased modestly. However, there are reasons to be constructive and even optimistic. There are unmistakable signs of improvement in some sectors of the U.S. economy. A number of stocks in our investing universe are not particularly dependent on robust economic growth to generate strong profitability. Slow but sustained growth can sometimes be quite supportive for these types of stocks and the overall market. Subdued interest rates and improving corporate profits could offset various risks and drive continued positive stock performance.

Market Environment

The U.S. economy continued to grow, with housing, auto, and retail sales evidencing a recovery that appears to be slow but sustainable. Although first-quarter GDP growth was lackluster and several jobs reports have been disappointing, job creation showed notable improvement in the latest monthly report, with 287,000 nonfarm payroll jobs being created in June. Unfortunately, the labor force participation rate is near an all-time low, and the growth in average hourly earnings has been tepid. There has been stronger wage growth in certain industries, and there were enough signs of economic improvement that the Federal Reserve increased interest rates in December. However, weakness in manufacturing data, the continued deflationary behavior of oil and other commodities, and concerns surrounding the Brexit vote probably mean that additional rate increases will be incremental.

The U.S. economy is on sounder footing than the economies of many other developed countries, including most European nations. Although Europe appeared to be showing more broad improvement, the Brexit vote introduces a new and possibly prolonged period of uncertainty surrounding European and possibly global growth. China’s growth could continue to slow or remain inconsistent given stock market and foreign exchange volatility. Brazil and other resource-based economies, including some in the emerging markets, are experiencing moderating or inconsistent growth. China and Brazil need to be carefully monitored as their size and influence on the global economy are noteworthy.

Unfortunately, geopolitical risks are probably as great as we have seen in the last few decades. Egypt, Syria, and Turkey have experienced a notable amount of internal strife, and there have been a number of terrorist actions in the last several months, including recent tragic mass murders in several developed countries. It is also noteworthy that this is a U.S. election year, and the pursuit of the White House is likely to be quite vigorous. The two major parties have different views on several issues that could have far-reaching effects on several industries, especially health care. If the Republicans are able to win the presidency and control the executive branch and both houses of Congress, it, perhaps, could lead to more significant changes. However, both parties appear to be favoring candidates with forceful agendas that could create greater opportunity, but also risk, for various industries.

While recognizing the many challenges facing investors, there are several powerful positives and solid potential rewards in many stocks. Solid revenue growth; improved efficiency and margins; and, ultimately, robust corporate earnings are being generated despite subdued capital expenditures. As overall demand improves, corporate earnings could be quite vibrant. Many companies have free cash flow yields approaching 10%, which is very favorable relative to the 10-year U.S. Treasury note’s yield. Also, companies are repurchasing their shares consistently, leading to a rare decline in the net overall amount of shares outstanding. Some stocks have performed well, and we want to be clear that the opportunity for continued gains is necessarily less substantial for select stocks at current price levels.

Portfolio Review

The health care sector was our largest first-half detractor as several biotech stocks performed poorly. This was partly the result of greater scrutiny of drug pricing, and several companies experienced clinical setbacks or other fundamental disappointments. Alexion Pharmaceuticals was the portfolio’s biggest detractor. Its largest product, Soliris, generated ambiguous trial data in the treatment of myasthenia gravis (MG), which would have been an important additional indication for the product (on top of its strong position in treating kidney ailments). The product met many secondary endpoints, and additional data released in the last few days of the period probably increase the chance that the product is approved for MG. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Allergan was our second-largest detractor in the first half. The company was to be acquired by Pfizer (with holders expected to receive 11.3 shares of Pfizer stock), which would have resulted in value substantially above the current price. However, the deal was scuttled after tax rules changes made the merger less favorable. Valeant Pharmaceuticals International was the third-largest detractor. The stock got clobbered by concerns that the company increased the prices on some acquired drugs by exorbitant amounts, and also by assertions that it had used a specialty pharmaceutical distributor to improperly inflate sales and profits. While some of the assertions (made by a short-selling firm) about using a distributor to improperly inflate sales and profits ultimately proved to be incorrect, the company clearly had raised drug pricing aggressively and became the target of intense scrutiny. Valeant also experienced slowing sales and inconsistent operating performance and disclosure, and the chief executive officer was replaced. Fortunately, as these risks became apparent, we sold large portions of our stock at much higher prices and eliminated the holding well above current levels. However, we acknowledge that our analysis was flawed and that it certainly hurt performance. When we make mistakes (as we inevitably do), we try to acknowledge and learn from them so that we reduce their chance of recurring.

Our positions in Biogen and Gilead Sciences also generated large first-half losses. Biogen has experienced slowing sales of its key multiple sclerosis drug Tecfidera, and we reduced our position size moderately. However, the company is now trading at a valuation that we think is attractive, and it should receive clinical data on several important pipeline products in the next year. In the interim, this well-managed company has remained disciplined in controlling expenses, has been developing new early-stage products internally, and is studying various external product and company acquisition candidates. In a similar way, Gilead’s hepatitis C remedies, Harvoni and Sovaldi, have been so successful that the company now trades below 10 times forward earnings estimates. However, pricing for these key products had eroded, and we prefer to observe and evaluate the significant acquisitions we feel the company must inevitably make. Consequently, we elected to sharply reduce our exposure to this company.

While health care was generally a challenging area, several of the top first-half performers also came from this area. UnitedHealth Group continued to grow consistently, and its Optum data services business now constitutes approximately 40% of the company’s profits. This business is less susceptible to reimbursement risk and has grown rapidly over time. Stryker, a leading provider of hip and knee replacements and other health care devices, appears to be well positioned with its Mako product to participate in the rapid growth of robotic replacement of various joints. Intuitive Surgical is a leader in robotic systems and consumables used in many general surgical applications. Both companies generated solid earnings growth and stock performance. Bristol-Myers Squibb performed well as its cancer drug Opdivo could become the standard of care for treating many cancers, including lung cancer. The managed-care area has been controversial, with many questioning whether several large mergers will pass antitrust review. However, Aetna performed well as investors began to appreciate that the company is well positioned regardless of whether their proposed merger with Humana is consummated. Our longtime holding in Thermo Fisher Scientific also produced solid gains as investors appear to have renewed appreciation that it generates the majority of its profits from the sale of consumables to the health care industry.

In the industrials and business services sector, our airlines holdings declined. American Airlines was our fourth-largest detractor. We believed that a consolidated airline industry would be highly profitable and that American would generate substantial free cash flow in a consolidated industry. This has occurred, and American has repurchased a sizable portion of its outstanding stock. However, it is also clear that the airline companies have not been highly disciplined about restricting capacity growth, and there is new competition from several Middle Eastern airlines that provide high-quality service on international routes. The Zika virus, global terrorism, and less-than-robust economic growth delayed improvement in passenger revenue per average seat mile. Consequently, we reduced our positions in several airline holdings, including American, but we believe that these stocks can perform well over time.

Alphabet (formerly Google) was also a large detractor. The company’s search and advertising businesses are thriving, and YouTube is experiencing torrid growth in viewing time and sharply improving profitability as increased advertising is being used to monetize that business. The new chief financial officer appears to be showing much greater discipline in expense management and capital allocation. Alphabet has also improved financial disclosure since it implemented a holding company financial reporting structure, disclosing distinct results for its core operations and its loss-producing new ventures. In our view, the decline in Alphabet’s stock was the result of its strong performance in previous periods and subsequent profit taking. However, we believe the stock is reasonably valued at current levels.

In the consumer discretionary area, our large position in Amazon.com was the top contributor in the first half. After generating stellar performance in 2015, the stock declined sharply early in the year but then performed well in the second quarter. Third-party sales and the Amazon Web Services (AWS) division (AWS provides cloud processing services for other companies) generated above-average margins, has grown rapidly, and propelled a meaningful recovery in profitability. The company is providing greater disclosure for AWS, demonstrating that this business is far more profitable than many had previously believed. O’Reilly Automotive is a high-quality auto parts retailer with a reputation for outstanding service. This longtime holding has consistently generated strong revenue and earnings growth and stock performance. The auto parts retailing industry has produced solid gains, and AutoZone also chipped in strong performance. Both of these auto parts companies have been aggressively repurchasing their shares. Home improvement retailing giant Lowe’s produced a notable contribution as an ongoing housing recovery and improved merchandising and operational improvement drove strong profit growth. Our longtime holding in Constellation Brands, a leading beer and wine distributer, also performed well as sales of Corona and Modelo beers grew strongly. A new position in Dollar General and a longer-held position in lodging giant Hilton Worldwide Holdings were also notable contributors.

In the technology area, Facebook posted standout performance as investors began to appreciate how well the company’s advertising products, video strategy, and Instagram photo sharing are being received. Its investments in WhatsApp and Messenger provide solid positioning in the messaging market, which is growing in popularity. We are particularly excited by the company’s efforts to promote the use of video in its offerings to better monetize Instagram and video. Tencent Holdings has been a substantial position for many years. This dominant Chinese company has leading positions in gaming and messaging (the WeChat messaging platform again generated solid gains in users and profits). Fiserv, a leading processing solutions provider for businesses and banks, also has generated consistent earnings growth for decades and again posted strong stock performance. Our positions in electronic games makers Electronic Arts and Activision Blizzard also performed well. Salesforce.com is a leading provider of cloud-based software and services with operations that support sales, services, and marketing and analytics activities for clients. The company has been a holding for several years and continued to perform well.

We had other holdings that produced top gains coming from various sectors. For example, Danaher was our fifth-largest first-half contributor. We have held this company since the fund’s inception 13 years ago. We prize the company for its outstanding management and strong free cash flow generation. It recently spun off the industrials portion of the business into a company called Fortive, and we believe the remaining Danaher operation, as well as Fortive, are well positioned. American Tower, the leading global operator of telecommunication towers, performed well and has been a steady performer for many years. Insurance broker Marsh & McLennan and leading paint provider Sherwin-Williams have been holdings for several years. Each has impressive long-term records of earnings and dividend growth, and both performed well.

Strategy: Major Purchases and Sales

Additions to existing holdings such as Facebook, Amazon, Bristol-Myers Squibb, Alphabet, Aetna, Priceline, Microsoft, Shire, and Stryker were significant enough to be included among our 10-largest purchases for the past six months. The other top purchase, NXP Semiconductors, is a leading manufacturer of semiconductors used in automotive, payment, and other technical solutions. The company has leading positions in several areas and recently divested some of its less differentiated products. NXP has an outstanding record of growth and profitability and should be valued more in line with other high-quality semiconductor companies.

There were two eliminations large enough to be included in our list of top sales for the first half. LinkedIn had been a strong performer, but over the past year it has shown signs of slowing new subscriber growth and we became less comfortable with its longer-term growth prospects. We eliminated the stock in the second quarter, preferring other ideas in the information technology sector. The other elimination, Valeant, was discussed previously.

Outlook

The market has been volatile in 2016. Certain risks have either intensified or have been accompanied by new challenges. Global growth has been lackluster, and Brexit increases the risk of economic dislocation, especially in the eurozone. The energy and commodity complex remains under significant stress, and some respected economists believe the chance of a recession or a more significant slowdown has increased. Terrorism has intensified as a factor that could have a more frequent and significant injurious effect on global markets. Given the appreciation of selected stocks, the valuations of some stocks are no longer attractive in our view.

Although the recent U.S. employment report was encouraging, slow economic growth, a relatively high level of unemployment, and the lackluster income growth in many developed countries are disconcerting. While we have seen improvement in budget deficits and growth in Europe and the U.S., structural reform and spending reductions are almost certainly necessary. In addition to these fiscal actions, some central banks have begun to tighten the accommodative monetary policy they are currently pursuing. However, the latest data and developments suggest that the Federal Reserve could be quite restrained in increasing interest rates. On balance, the very low or even negative interest rates in many countries present additional challenges to growth and also pension stability, as savers and pension funds struggle to earn acceptable returns.

We would also be quick to acknowledge that policymaking to address all of these situations is complex, risky, and unlikely to yield results that are unequivocally favorable. Said another way, all of the solutions have costs and, perhaps, unintended consequences. One unintended and undesirable side effect could be a sharp or persistent rise in inflation. However, we must acknowledge that despite recent upward moves, the overall level of gold and commodity prices would support the view that inflation is not a major problem at this juncture. There are other complicating factors that may weigh on markets for some time. Aside from the rising risk posed by terrorism, longstanding but intensifying unrest in the Middle East could affect general global stability. Cyberattacks represent an evolving challenge for businesses and possibly financial markets, whether they are pursued by governments or terrorists. A possible downgrade of U.S. debt, instability in the dollar or other major currencies, and a sharp increase in interest rates—or pervasive negative interest rates—constitute threats that must be carefully monitored. For these reasons (and several others), we regard the current environment as having more complexity and risk than is typical.

On balance, we continue to be constructive on the performance of stocks. While the challenges we have outlined will certainly require time to resolve and will test the patience of policymakers and investors, corporate earnings at select companies could continue to impress, interest rates and inflation should remain at acceptable levels, and the valuations of many high-quality companies are reasonable.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in addressing various risks, there are several things working in our favor:

1. Stocks have historically performed well following a lackluster period of stock performance. Essentially, we have experienced two major bear markets since 2000.

2. Recent market strength over the past few years does temper the amount of potential appreciation; however, the valuations of stocks are attractive, especially in relation to the very low level of interest rates. The spread between the earnings yield on stocks and the 10-year Treasury yield is compelling in any historical context. The free cash flow yield of many companies exceeds 10% and implies attractive valuation, especially in the context of 10-year Treasury note yields of approximately 1.4%.

3. We believe that high-quality, consistent-growth companies that we seek to purchase are especially attractive and could conceivably do well even if the economy only experiences modest growth. Stringent management of expenses could also support rapid earnings growth if revenues begin to accelerate.

4. Many large-cap growth companies have strong balance sheets with record amounts of cash and strong capitalization. This should allow them to opportunistically invest in new products or businesses or make acquisitions as change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions. Several of our holdings have reduced the number of shares outstanding by a meaningful amount over time.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

Thomas J. Huber
Investment Advisory Committee member

July 13, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value (i.e., the company’s net worth divided by the number of outstanding shares).

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Core Growth Fund

Growth of $1 Million

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Core Growth Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2016 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/16	Value 12/31/15
T. Rowe Price Reserve Investment Fund	¤	¤	$ 20	$ 12,769	$ 5,822
T. Rowe Price Short-Term Reserve Fund	¤	¤	-^	6,995	32
Totals			$ 20	$ 19,764	$ 5,854

¤Purchase and sale information not shown for cash management funds.

^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 19,764
Dividend income	20
Interest income	-
Investment income	$ 20
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2016 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $1,680,785)	$	2,175,318
Receivable for shares sold		7,016
Receivable for investment securities sold		1,173
Dividends receivable		1,109
Other assets		35
Total assets		2,184,651
Liabilities		
Obligation to return securities lending collateral		6,995
Payable for investment securities purchased		4,270
Payable for shares redeemed		1,914
Investment management fees payable		969
Due to affiliates		6
Other liabilities		92
Total liabilities		14,246
NET ASSETS	**$**	**2,170,405**
Net Assets Consist of:		
Undistributed net investment income	$	2,890
Accumulated undistributed net realized loss		(44,046)
Net unrealized gain		494,533
Paid-in capital applicable to 83,487,616 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		1,717,028
NET ASSETS	**$**	**2,170,405**
NET ASSET VALUE PER SHARE	**$**	**26.00**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Core Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/16
Investment Income (Loss)	
Income	
Dividend	$ 8,132
Securities lending	21
Total income	8,153
Expenses	
Investment management	5,549
Shareholder servicing	5
Prospectus and shareholder reports	33
Custody and accounting	105
Registration	41
Legal and audit	14
Directors	4
Miscellaneous	9
Total expenses	5,760
Net investment income	2,393
Realized and Unrealized Gain / Loss	
Net realized loss on securities	(26,061)
Change in net unrealized gain / loss on securities	(92,357)
Net realized and unrealized gain / loss	(118,418)
DECREASE IN NET ASSETS FROM OPERATIONS	**$ (116,025)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Core Growth Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2016 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Core Growth Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on September 30, 2003. The fund seeks to provide long-term capital growth through investments in the common stocks of large-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $8,000 for the six months ended June 30, 2016.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of all shareholders, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the six months ended June 30, 2016, the fund accepted $15,472,000 of in-kind subscriptions, all of which were from other T. Rowe Price funds.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30 2016, the value of loaned securities was $6,984,000; the value of cash collateral and related investments was $6,995,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $530,602,000 and $330,017,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of December 31, 2015, the fund had $11,365,000 of available capital loss carryforwards, which expire as follows: $9,068,000 in fiscal 2017; $2,297,000 have no expiration. Further, $4,534,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount or timing of use related to an ownership change.

At June 30, 2016, the cost of investments for federal income tax purposes was $1,693,851,000. Net unrealized gain aggregated $481,467,000 at period-end, of which $542,800,000 related to appreciated investments and $61,333,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund was also subject to a contractual expense limitation through April 30, 2015. During the limitation period, Price Associates was required to waive its management fee and pay the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver or, in any case, later than April 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates and $4,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2016.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016